DEAR FELLOW SHAREHOLDERS:

  PERFORMANCE REVIEW: We are very pleased to report that your Fund had a total return (market price change plus income) of 27.7% for 1997. This compares very favorably with the Dow Jones Utilities Index and the Standard and Poor's Utility Index which had total returns of 23.1% and 24.8% respectively. The Fund, which contains approximately 25% bonds, also significantly surpassed the Lehman Brothers Utility Bond Index which had a 12.7% annual total return. On February 13, 1998, we were notified by the Lipper Analytical Services organization that for 1997 the Fund ranked Number One in the Lipper Closed-End Funds Performance Analysis Service (Specialty Funds: Income Oriented Equity).

  The income portion of return came in the form of 6 monthly 6 cent per share dividends and 6 monthly 6.5 cent per share dividends. At the July 1997 Board of Directors meeting, the monthly dividend rate was increased from 6 cents per share to 6.5 cents per share. The Fund is dedicated to the continuity of monthly dividend payouts at the 6.5 cent per share level. A 6.5 cent monthly dividend rate, without compounding, would be 78 cents annualized or a 7.70% common stock dividend yield based on the December 31, 1997 closing price of $10.125. That yield compares favorably with the 1997 year-end 5.33% yield on the Dow Jones Utility Index, the 5.05% yield on the S&P Utilities Index, and the 2.51% yield of the Lipper Utility Fund Universe.

  THE INVESTMENT ENVIRONMENT AND OUTLOOK: The investment environment was favorable for Fund shareholders during 1997. Long term interest rates, historically important to the performance of utilities, declined from 6.64% to 5.93% during the year. Economic growth was robust, yet inflationary pressures were not a factor.

  The past year was a turning point for the electric industry. Regulatory and legislative changes continued at a rapid pace as the lead states, California and Illinois, finalized restructuring plans. Several other states made significant progress toward finalization. While there remains some uncertainty and apprehension about restructuring and its effects, in general restructuring is progressing in a favorable manner for investors.

  Due to modest construction spending, the sale of electric generating plants, and stranded cost securitization, many electric utilities will be in a cash surplus position going forward. This could be a major positive for investors as managements decide on the best deployment of the cash. We expect to see increasing numbers of stock repurchase programs, further debt retirements, and continued investment in both regulated and unregulated (but energy related) businesses. We also expect to see a continued emphasis on international diversification.

  Given the recent volatility in some of the international markets, we thought it would be appropriate to review your Fund managers' international investment approach. First, it is important to realize that we have invested in a slow and deliberate manner. For example, in 1993 the Fund had only one international equity holding. By year end 1997, the portfolio consisted of eleven international stocks totaling approximately 9% of total assets.

  Our process for stock selection internationally is similar to that which we apply in the U.S. We start with fundamental company analysis, focusing on six key factors: regulatory environment, competitive position, financial strength, earnings/dividend growth prospects, management, and valuation. However, we do not stop there. Before we can make a decision on an international stock, we have the added task of determining the country's attractiveness and/or risk level. There are three main risks that need to be assessed in this regard: political, economic, and currency.

  With the extra analysis and risk that is involved, you may ask why the Fund's managers have chosen to invest internationally in the first place. Part of the reason for looking internationally is that in some cases we find the fundamentals to be more attractive than for companies in the U.S. For example, very often the regulatory environment is more favorable than would be the case in the U.S., which puts the company in a better competitive position.

  Another reason is that in many instances the earnings and dividend growth prospects are more appealing. Our analysis indicates that the expected growth in 1998, particularly for dividends, for the Fund's international holdings far exceeds that of the domestic holdings in both the electric and telecommunications industries, with comparable yields. We believe this is a strong testament to our international investment strategy and careful stock selection.

  Finally, a key reason for our international research effort is the additional knowledge we gain with respect to our U.S. holdings. Because of the globalization of both the electric and telecommunications industries, it has become increasingly important to be informed about events around the world that have an impact on the U.S. companies. Additionally, these companies have significantly increased their investments abroad. As a result, our international research assists in our analysis and judgment of the companies' investment strategies outside the U.S.

  Your managers also continue to look for opportunities domestically, of course. Over the last several years the Fund has increased its holdings in stocks of the Real Estate Investment Trust (REIT) sector. The high dividend yields and growth in earnings and dividend prospects of this sector have helped the Fund to meet its income objective. Total return for the Fund's REITs has been favorable too--up 27.7% for 1997.

  Our outlook for REITs remains very positive, for several reasons. First, real estate and REITs continue to exhibit strong fundamentals. Demand and supply are in equilibrium in most markets and the pace of new development is modest. REITs have access to low cost funding which facilitates their growth. In a number of markets occupancy continues to rise and rents are escalating.

  Second, growth rates for REITs are projected to be similar to other industry groups but valuations are cheap in comparison. REITs began 1997 with average prices equal to 11.5 times funds from operations and ended the year at approximately the same level. The S&P 500 ended 1997 at 20 times current earnings. REITs are trading at a 40% discount to the broader market.

  Third, REITs are beginning to substantiate the view that they are defensive investments. The uncertainty of investors evaluating the impact of economic and currency weakness in southeast, Asia, Korea, and Japan, has resulted in a volatile stock market. REITs experienced far less volatility, in part due to their high current yields, to the stable revenues derived from contractual rents, and because real estate is a 100% domestic industry. We anticipate that investors will continue to view REITs as an attractive "safe harbor" investment.

  In all industries, our analysts will continue to be selective, focusing on those companies which have able managements and good outlooks. The outlook for 1998, although challenging, remains favorable.

  BOARD OF DIRECTORS MEETINGS: A special meeting of the Board of Directors was held in December 1997 to consider the declaration of the year-end and January dividends. The Board declared the following monthly dividends:

      DIVIDENDS PER SHARE                RECORD DATE                           PAYABLE DATE
      -------------------                -----------                           ------------
      6.5 cents                           12/31/97                               1/12/98
      6.5 cents                            1/30/98                               2/10/98

  A regular meeting of the Board of Directors was held in January 1998. At that meeting, the Board declared the following monthly dividends:

      DIVIDENDS PER SHARE                RECORD DATE                           PAYABLE DATE
      -------------------                -----------                           ------------
      6.5 cents                            2/27/98                               3/10/98
      6.5 cents                            3/31/98                               4/10/98
      6.5 cents                            4/30/98                               5/11/98

  The December Board Meeting was the final forum in which Mr. Richard Spletzer acted as Chief Investment Officer of the Fund. Mr. Spletzer, who was also Executive Vice President of the Fund, retired at the end of 1997. The Board recognized and applauded Mr. Spletzer's 11 years of service to the Fund and excellent contribution to furthering the investment objectives of the Fund.

  Mr. Nathan Partain has been working with Mr. Spletzer on the Fund since May 1996, and was elected by the Board in January 1997 as Senior Vice President and Assistant Secretary to the Fund, and subsequently in October named by the Board as successor Chief Investment Officer effective January 1, 1998. Mr. Partain has been an employee of the Fund's Advisor for more than 10 years, where most recently he headed the firm's utilities research. Mr. Partain will continue to manage the Fund for income and growth in income, with a vigilant eye on risk.

  AUTOMATIC DIVIDEND REINVESTMENT PLAN AND DIRECT DEPOSIT SERVICE--The Fund has a dividend reinvestment plan available to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or the net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York for all shares purchased by it in the reinvestment of the distribution and credited to the accounts of plan participants.

  For those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" you may not participate in the Fund's automatic dividend reinvestment plan inasmuch as the Fund cannot communicate directly with you since the Fund does not have your name and address. Thus for those Fund shareholders in "street-name" desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

  As an added service, the Fund now offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. Direct deposit provides automatic and immediate access to your funds on the dividend payment date and eliminates the possibility of mail delays and lost or stolen checks. This service is offered through The Bank of New York.

  For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York. You can contact the Advisor, Administrator, or The Bank of New York by calling the Fund's toll free number of 1-800-680-4DNP.

  VISIT US ON THE WEB--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duff.com.

  We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

/s/ Claire V. Hansen, CFA                        /s/ Calvin J. Pedersen, CFA
Claire V. Hansen, CFA                            Calvin J. Pedersen, CFA
Chairman                                         President and Chief Executive
                                                 Officer

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Duff & Phelps Utilities Income Inc.:

  We have audited the accompanying balance sheet of DUFF & PHELPS UTILITIES INCOME INC. (a Maryland corporation), including the schedule of investments, as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utilities Income Inc. as of December 31, 1997, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years indicated thereon, in conformity with generally accepted accounting principles.

                                          Arthur Andersen LLP

Chicago, Illinois,
February 6, 1998

                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

COMMON STOCKS--74.4%

                                                                      MARKET
                                                                      VALUE
  SHARES   COMPANY                                                   (NOTE 1)
  ------   -------                                                --------------
           ELECTRIC--40.5%
 1,733,000 Baltimore Gas & Electric Co..........................  $   59,030,313
 1,618,600 Boston Edison Co.....................................      61,304,475
 1,017,900 Carolina Power & Light Co............................      43,197,131
 1,235,000 CINergy Corp.........................................      47,315,938
   705,000 CIPSCO Inc...........................................      31,196,250
 1,352,700 CMS Energy Corp......................................      59,603,343
 1,265,000 DQE Incorporated.....................................      44,433,125
 1,000,000 Duke Energy Corp.....................................      55,375,000
 1,858,400 Edison International.................................      50,525,250
 2,240,000 Endesa S.A...........................................      40,740,000
 1,500,000 FirstEnergy Corp.....................................      43,500,000
 1,447,800 FPL Group Inc........................................      85,691,662
 1,000,000 GPU Inc..............................................      42,125,000
   686,500 National Power PLC ADR...............................      27,202,562
 1,000,000 New Century Energies, Inc............................      47,937,500
 1,278,300 NIPSCO Industries Inc................................      63,195,956
   920,000 Pinnacle West Capital Corp...........................      38,985,000
   302,000 Powergen PLC ADR.....................................      16,043,750
    20,000 SCANA Corp...........................................         598,750
   500,000 Scottish Power PLC ADR...............................      17,750,000
 2,000,000 Southern Co..........................................      51,750,000
   500,000 Southern Electric PLC ADR............................       3,998,300
 1,319,700 TECO Energy Inc......................................      37,116,562
   700,000 Texas Utilities Co...................................      29,093,750
   682,600 Wisconsin Energy Corp................................      19,624,750
                                                                  --------------
                                                                   1,017,334,367
           GAS--6.4%
   235,000 AGL Resources........................................       4,802,812
   225,000 CMS Energy Corp. Class G.............................       6,103,125
   245,000 EL Paso Natural Gas Co...............................      16,292,500
   661,600 Keyspan Energy Corp..................................      24,355,150
    75,000 MCN Energy Group Inc.................................       3,028,125

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1997

                                                                      MARKET
                                                                      VALUE
  SHARES   COMPANY                                                   (NOTE 1)
  ------   -------                                                --------------
   400,000 National Fuel Gas Co.................................  $   19,475,000
   444,700 NICOR Inc............................................      18,760,781
   600,000 Pacific Enterprises..................................      22,575,000
   300,000 Washington Gas Light Co..............................       9,281,250
 1,320,000 Williams Companies Inc...............................      37,455,000
                                                                  --------------
                                                                     162,128,743
           TELECOMMUNICATION--15.9%
   843,100 Ameritech Corp.......................................      67,869,550
   699,500 Bell Atlantic Corp...................................      63,654,500
   565,000 Bellsouth Corp.......................................      31,816,563
   420,200 British Telecommunications PLC ADR...................      33,747,313
   695,000 Cable and Wireless ADS...............................      18,895,312
   200,000 Royal PTT Nederland ADS..............................       8,300,000
 1,018,615 SBC Communications Inc...............................      74,613,549
   575,000 Sprint Corp..........................................      33,709,375
   142,100 Telestra Corp. ADR...................................       5,932,675
   664,400 Telefonica De Espana ADS.............................      60,501,925
                                                                  --------------
                                                                     399,040,762
           NON-UTILITY--11.6%
   175,000 Arden Realty Inc.....................................       5,381,250
   200,000 Bay Apartment Communities............................       7,800,000
   309,000 Boston Properties Inc................................      10,216,312
   253,800 CBL & Associates Properties Inc......................       6,265,688
   350,000 Centerpoint Properties Corporation...................      12,293,750
   120,000 Chelsea GCA Realty Inc...............................       4,582,500
   100,000 Colonial Properties Trust............................       3,012,500
   450,000 Cornerstone Properties Inc...........................       8,634,375
    50,000 Crescent Operating Inc...............................       1,225,000
   500,000 Crescent Real Estate Equities Inc....................      19,687,500
   200,000 Developers Diversified Realty Corp...................       7,650,000
   400,000 Equity Residential Properties Trust..................      20,225,000
   200,000 Essex Property Trust Inc.............................       7,000,000
   478,100 First Industrial Realty Trust........................      17,271,363
   126,300 Gables Residential Trust.............................       3,489,038
   131,000 Great Lakes REIT Inc.................................       2,546,312

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1997

                                                                     MARKET
                                                                     VALUE
  SHARES   COMPANY                                                  (NOTE 1)
  ------   -------                                               --------------
   455,000 Highwoods Properties Inc...........................   $   16,920,313
   175,000 Macerich Co........................................        4,987,500
   590,000 Nationwide Health Properties.......................       15,045,000
   500,008 Patriot American Hospitality.......................       14,406,481
   714,200 Reckson Associates Realty Corp.....................       18,122,825
   512,500 Starwood Lodging Trust.............................       29,660,938
   466,700 Sunstone Hotel Investors Inc.......................        8,050,575
   373,400 TriNet Corporate Realty Trust......................       14,445,912
   200,000 Urban Shopping Centers Inc.........................        6,975,000
   384,200 Vornado Realty Trust...............................       18,033,388
   200,000 Weeks Corp.........................................        6,400,000
                                                                 --------------
                                                                    290,328,520
                                                                 --------------
           Total Common Stocks (Cost--$1,547,842,297).........    1,868,832,392
                                                                 --------------
 CONVERTIBLE PREFERRED STOCKS--0.0%
           NON-UTILITY--0.0%
    47,000 Tanger Factory Outlet Centers Inc. Series A........   $    1,222,000
                                                                 --------------
           Total Convertible Preferred Stocks (Cost--
           $989,350)..........................................        1,222,000
                                                                 --------------

BONDS--24.8%

                                               RATINGS
                                       -----------------------
                                                      STANDARD
                                       DUFF &           AND     MARKET VALUE
 PAR VALUE   COMPANY                   PHELPS MOODY'S  POOR'S     (NOTE 1)
 ---------   -------                   ------ ------- -------- --------------
             ELECTRIC--13.6%
 $24,920,000 Alabama Power Co.
             9%, due 12/01/24           AA-    A1       A+     $   27,501,488
  14,500,000 Commonwealth Edison Co.
             9 3/4%, due 2/15/20        BBB    Baa2     BBB        16,131,975
   7,500,000 Commonwealth Edison Co.
             9 7/8%, due 6/15/20        BBB    Baa2     BBB         8,754,503
   6,850,000 Commonwealth Edison Co.
             8 5/8%, due 2/01/22        BBB    Baa2     BBB         7,421,454
   5,000,000 Commonwealth Edison Co.
             8 3/8%, due 9/15/22        BBB    Baa2     BBB         5,334,755
  10,000,000 Commonwealth Edison Co.
             8 3/8%, due 2/15/23        BBB    Baa2     BBB        10,724,800

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1997

                                                 RATINGS
                                        --------------------------
                                                          STANDARD
                                         DUFF &             AND     MARKET VALUE
 PAR VALUE   COMPANY                     PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ---------   -------                    --------- ------- -------- --------------
 $ 8,000,000 Duquesne Light Co.
             7.55%, due 6/15/25         A-         Baa1     BBB+   $    8,134,784
   5,000,000 Gulf States Utilities
             8.94%, due 1/01/22         Not Rated  Baa3     BBB-        5,567,120
  20,000,000 Illinois Power Co.
             8%, due 2/15/23            BBB+       Baa1     BBB        20,791,260
   5,000,000 Louisiana Power & Light
             Co.
             8 3/4%, due 3/01/26        Not Rated  Baa2     BBB         5,343,035
  15,000,000 New York State Electric
             & Gas Corp.
             9 7/8%, due 11/01/20       Not Rated  Baa1     BBB+       16,480,980
   4,000,000 New York State Electric
             & Gas Corp.
             8 7/8%, due 11/01/21       Not Rated  Baa1     BBB+        4,361,488
   6,500,000 Ohio Edison Co.
             8 3/4%, due 2/15/98        BBB+       Baa2     BBB-        6,516,094
  14,105,000 Pennsylvania Power &
             Light Co.
             9 1/4%, due 10/01/19       Not Rated  A3       A-         15,638,453
  16,850,000 Pennsylvania Power &
             Light Co.
             9 3/8%, due 7/01/21        Not Rated  A3       A-         19,071,656
  11,750,000 Philadelphia Electric
             8 3/4%, due 4/01/22        Not Rated  Baa1     BBB+       12,390,469
  27,580,000 Potomac Electric Power
             Co.
             9%, due 6/01/21            AA-        A1       A          32,589,769
  10,000,000 Public Service Co. of
             Colorado
             8 3/4%, due 3/01/22        Not Rated  A3       A          11,034,940
   3,000,000 Rochester Gas & Electric
             Corp.
             9 3/8%, due 4/01/21        BBB+       Baa1     BBB+        3,324,609
  29,830,000 Texas Utilities Electric
             Co.
             9 3/4%, due 5/01/21        A-         Baa1     BBB+       34,029,288
  10,000,000 Texas Utilities Electric
             Co.
             8 3/4%, due 11/01/23       A-         Baa1     BBB+       11,210,210
  12,000,000 UtiliCorp United Inc.
             8%, due 3/01/23            BBB        Baa3     BBB        12,775,656
   4,000,000 Union Electric Co.
             8 3/4%, due 12/01/21       AA-        A1       AA-         4,409,700
  29,780,000 Virginia Electric &
             Power Co.
             9 3/8%, due 6/01/98        A          A2       A          30,177,831
  11,500,000 Virginia Electric &
             Power Co.
             8 1/4%, due 3/01/25        A          A2       A          12,658,993
                                                                   --------------
                                                                      342,375,310

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1997

                                                 RATINGS
                                        --------------------------
                                                          STANDARD
                                         DUFF &             AND     MARKET VALUE
 PAR VALUE   COMPANY                     PHELPS   MOODY'S  POOR'S     (NOTE 1)
 ---------   -------                    --------- ------- -------- --------------
             GAS--1.8%
 $ 2,125,000 ANR Pipeline Co.
             9 5/8%, due 11/01/21....   Not Rated  Baa2     BBB    $    2,817,654
   8,875,000 Enron Corp.
             9.65%, due 5/15/01......   BBB+       Baa2     BBB+        9,760,317
   7,885,000 Penzoil Co.
             10 1/8%, due 11/15/09...   Not Rated  Baa3     BBB        10,060,811
  10,000,000 Phillips Petroleum Co.
             9.18%, due 9/15/21......   Not Rated  A3       A-         11,343,220
   4,500,000 Sonat Inc.
             9 1/2%, due 8/15/99.....   Not Rated  A3       A-          4,728,407
             Southern California Gas
   5,000,000 Co.
             8 3/4%, due 10/01/21....   AA-        A1       AA-         5,535,980
                                                                   --------------
                                                                       44,246,389
             TELECOMMUNICATION--8.3%
  18,000,000 AT & T Corp.
             8.35%, due 1/15/25......   AA         Aa3      AA-        19,835,676
   3,500,000 Bellsouth Capital
             Funding Corp.
             9 1/4%, due 1/15/98.....   AA+        Aa1      AAA         3,502,807
  35,428,000 GTE Corp
             9 3/8%, due 12/01/00....   A-         Baa1     A          38,351,483
   6,000,000 GTE Corp.
             10 1/4%, due 11/01/20...   A-         Baa1     A           6,795,786
  10,000,000 GTE California Inc.
             8.07%, due 4/15/24......   AA         A1       AA-        11,111,380
   6,625,000 GTE Corp.
             7.90%, due 2/01/27......   A-         Baa1     A           7,059,202
             Mountain States
  11,995,000 Telephone
             9 1/2%, due 5/01/00.....   AA-        Aa3      A          12,873,357
             New England Telephone &
  13,750,000 Telegraph
             9%, due 8/01/31.........   AA         Aa2      AA         15,315,011
  10,000,000 New York Telephone Co.
             7 5/8%, due 2/01/23.....   A          A2       A+         10,527,820
  10,000,000 New York Telephone Co.
             7%, due 8/15/25.........   A          A2       A+          9,919,020
  20,740,000 New York Telephone Co.
             9 3/8%, due 7/15/31.....   A          A2       A+         23,357,575

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1997

                                                   RATINGS
                                           -----------------------
                                                          STANDARD
                                           DUFF &           AND     MARKET VALUE
 PAR VALUE   COMPANY                       PHELPS MOODY'S  POOR'S     (NOTE 1)
 ---------   -------                       ------ ------- -------- --------------
 $ 5,000,000 Pacific Bell
             8 1/2%, due 8/15/31........    AA-    A1       AA-    $    5,416,910
  24,900,000 Southwestern Bell Telephone
             7.20%, due 10/15/26........    AA     Aa3      AA         25,462,516
  13,000,000 US West Capital Funding
             7.90%, due 2/01/27.........    BBB+   Baa1     BBB+       14,129,960
   5,000,000 US West Communications
             8 7/8%, due 6/01/31........    AA-    Aa3      A           5,557,200
                                                                   --------------
                                                                      209,215,703
                 NON-UTILITY--1.1%
  15,700,000 American General Corp.
             9 5/8%, due 2/01/18........    A+     A2       AA-        16,437,194
   8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20........    A-     Baa1     BBB+       10,562,704
                                                                   --------------
                                                                       26,999,898
                                                                   --------------
             Total Bonds (Cost--$604,400,104)....................     622,837,300
                                                                   --------------

U.S. TREASURY OBLIGATIONS--1.4%
  29,000,000 U.S. Treasury Bonds
             11 3/4%, due 2/15/01................................      34,011,577
                                                                   --------------
             Total U.S. Treasury Obligations (Cost--
             $35,325,625)........................................      34,011,577
                                                                   --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--0.1%
   1,237,045 Federal National Mortgage Association
             8%, due 5/01/05.....................................       1,280,342
                                                                   --------------
             Total U.S. Government Agency Obligations (Cost--
             $1,278,409).........................................       1,280,342
                                                                   --------------
             TOTAL INVESTMENTS (Cost--$2,189,835,785)--(100.7%)..  $2,528,183,611
                                                                   ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1997

ASSETS:
Investments at market value:
 Common stocks (cost $1,547,842,297)..........................  $1,868,832,392
 Convertible preferred stock (cost $989,350)..................       1,222,000
 Bonds (cost $604,400,104)....................................     622,837,300
 U.S. Treasury obligations (cost $35,325,625).................      34,011,577
 U.S. Government agency obligations (cost $1,278,409).........       1,280,342
Interest-bearing deposits with custodian......................      44,130,881
Receivables:
 Securities sold..............................................      32,941,504
 Interest.....................................................      14,617,503
 Dividends....................................................       8,997,323
 Securities lending income....................................         172,105
Prepaid expenses..............................................          52,075
                                                               ---------------
  Total Assets................................................  $2,629,095,002
                                                               ===============
LIABILITIES:
Due to Adviser (Note 2).......................................  $    3,360,604
Due to Administrator (Note 2).................................         773,793
Dividends payable on common stock.............................      13,190,897
Dividends payable on remarketed preferred stock...............       1,540,158
Accrued expenses..............................................       1,752,974
Commercial paper outstanding (Note 6).........................      98,441,884
                                                               ---------------
  Total Liabilities...........................................     119,060,310
                                                               ---------------
CAPITAL:
Remarketed preferred stock ($.001 par value; 100,000,000
shares authorized and 5,000 shares issued and outstanding,
liquidation preference $100,000 per share) (Note 5)...........     500,000,000
                                                               ---------------
Common stock ($.001 par value; 250,000,000 shares authorized
and 202,936,881 shares issued and outstanding) (Note 4).......         202,937
Paid-in surplus (Note 4)......................................   1,805,521,585
Accumulated net realized loss on investments.................. (   136,353,031)
Undistributed net investment income...........................       2,315,375
Net unrealized appreciation on investments....................     338,347,826
                                                               ---------------
  Net assets applicable to common stock (equivalent to $9.90
  per share based on 202,936,881 shares outstanding)..........   2,010,034,692
                                                               ---------------
  Total Capital (Net Assets)..................................   2,510,034,692
                                                               ---------------
  Total Liabilities and Capital...............................  $2,629,095,002
                                                               ===============

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
 Interest......................................................... $ 58,321,357
 Dividends (less withholding tax of $1,869,224)...................  140,018,188
 Securities lending income........................................      328,236
                                                                   ------------
  Total investment income.........................................  198,667,781
EXPENSES:
 Commercial paper interest expense (Note 6).......................    5,606,847
 Management fees (Note 2).........................................   12,730,134
 Administrative fees (Note 2).....................................    2,997,616
 Transfer agent fees..............................................      803,000
 Custodian fees...................................................      255,500
 Remarketing agent fees...........................................    1,267,360
 Shareholder reports..............................................      547,500
 Legal and audit fees.............................................      120,150
 Directors' fees (Note 2).........................................      276,800
 Other expenses...................................................      824,723
                                                                   ------------
  Total expenses..................................................   25,429,630
                                                                   ------------
  Net investment income...........................................  173,238,151
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................................   43,757,905
 Net change in unrealized appreciation on investments.............  250,102,364
                                                                   ------------
  Net gain on investments.........................................  293,860,269
                                                                   ------------
  Net increase in net assets resulting from operations............ $467,098,420
                                                                   ============

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE YEAR ENDED DECEMBER 31
                                              --------------------------------
                                                   1997             1996
                                              ---------------  ---------------
FROM OPERATIONS:
 Net investment income.......................  $  173,238,151   $  167,128,840
 Net realized gain on investments............      43,757,905       10,386,225
 Net change in unrealized appreciation on
 investments.................................     250,102,364  (    90,555,515)
                                              ---------------  ---------------
  Net increase in net assets resulting from
  operations.................................     467,098,420       86,959,550
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Net investment income--preferred stock (Note
 5).......................................... (    20,366,612) (    20,294,342)
 Net investment income--common stock (Note
 3).......................................... (   151,165,448) (   146,738,947)
                                              ---------------  ---------------
  Total distributions........................ (   171,532,060) (   167,033,289)
FROM CAPITAL STOCK TRANSACTIONS (NOTE 4):
 Shares issued to common stockholders from
 dividend reinvestment.......................      28,025,074       27,186,063
                                              ---------------  ---------------
 Net increase in net assets derived from
 capital share transactions..................      28,025,074       27,186,063
                                              ---------------  ---------------
  Total increase (decrease)..................     323,591,434  (    52,887,676)
TOTAL NET ASSETS:
 Beginning of year...........................   2,186,443,258    2,239,330,934
                                              ---------------  ---------------
 End of year (including undistributed net
 investment income of $2,315,375 and $609,284
 respectively)...............................  $2,510,034,692   $2,186,443,258
                                              ===============  ===============

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

CASH FLOWS FROM (FOR):
OPERATING ACTIVITIES
 Interest received..............................  $  59,203,959
 Income dividends received......................    147,551,044
 Securities lending income......................        156,131
 Operating expenses paid (excluding interest)... (   19,197,169)
 Interest paid on commercial paper.............. (    5,514,768)
                                                 --------------
  Net cash provided by operating activities....................   $182,199,197
INVESTING ACTIVITIES
 Purchase of investment securities.............. (6,178,487,193)
 Proceeds from sale/redemption of investment
 securities.....................................  6,183,025,265
 Return of capital on investments...............      2,713,316
 Long-term capital gains dividends received.....        180,185
                                                 --------------
  Net cash provided by investing activities....................      7,431,573
FINANCING ACTIVITIES
 Dividends paid................................. (  174,079,447)
 Proceeds from issuance of common stock under
 dividend reinvestment plan.....................     28,025,074
 Change in net proceeds from issuance of
 commercial paper...............................         81,075
                                                 --------------
  Net cash used in financing activities........................  ( 145,973,298)
                                                                 -------------
Net increase in cash and cash equivalents......................     43,657,472
Cash and cash equivalents--beginning of year...................        473,409
                                                                 -------------
Cash and cash equivalents--end of year.........................   $ 44,130,881
                                                                 =============
Reconciliation of net investment income to net
cash provided by operating activities:
 Net investment income.........................................   $173,238,151
 Adjustments to reconcile net investment income
 to net cash provided by operating activities:
  Decrease in interest receivable...............        882,601
  Decrease in dividends receivable..............      7,532,857
  Increase in accrued expenses..................        717,693
  Increase in other receivable.................. (      172,105)
                                                 --------------
   Total adjustments...........................................      8,961,046
                                                                 -------------
 Net cash provided by operating activities.....................   $182,199,197
                                                                 =============

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

(1) SIGNIFICANT ACCOUNTING POLICIES:

  Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

  The following are the significant accounting policies of the Fund:

    (a) The market values for securities are determined as follows:
  Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

    (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1997, the Fund had tax capital loss carry forwards of $149,351,791 which expire beginning on December 31, 2002.

    In 1993, the Fund adopted the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". In conformance with this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with federal income tax regulations. As a result, the accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

    (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

    (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1997

(2) MANAGEMENT ARRANGEMENTS:

  The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, .10% of average weekly net assets from $1 billion to $1.5 billion, and .06% of average weekly net assets in excess thereof. Directors of the Fund not affiliated with the Adviser receive a fee of $17,500 per year plus $1,000 per board or committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3) DIVIDENDS:

  The Board of Directors has authorized the following distributions to common stockholders from investment income in 1997:

 RECORD   PAYABLE  DIVIDEND
  DATE      DATE   PER SHARE
 ------   -------  ---------
02-04-97  02-10-97   $.060
02-28-97  03-10-97    .060
03-31-97  04-10-97    .060
04-30-97  05-12-97    .060
05-30-97  06-10-97    .060
06-30-97  07-10-97    .060

 RECORD   PAYABLE  DIVIDEND
  DATE      DATE   PER SHARE
 ------   -------  ---------
07-31-97  08-11-97   $.065
08-29-97  09-10-97    .065
09-30-97  10-10-97    .065
10-31-97  11-10-97    .065
11-28-97  12-10-97    .065
12-31-97  01-12-98    .065

(4) CAPITAL STOCK TRANSACTIONS:

  The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

  Transactions in common stock and paid-in surplus during 1996 and 1997 were as follows:

                               FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                  DECEMBER 31                DECEMBER 31
                                      1996                       1997
                           -------------------------- --------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           ----------- -------------- ----------- --------------
Beginning capitalization.  196,502,240 $1,750,513,384 199,741,443 $1,777,699,447
Dividend Reinvestment....    3,239,203     27,186,063   3,195,438     28,025,074
                           ----------- -------------- ----------- --------------
 Total capitalization....  199,741,443 $1,777,699,447 202,936,881 $1,805,724,521
                           =========== ============== =========== ==============

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1997
(5) REMARKETED PREFERRED STOCK:

  In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 3.789% to 4.450% during the year ended December 31, 1997.

  The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

  In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6) COMMERCIAL PAPER:

  The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 5.35% to 5.96% during the year ended December 31, 1997. At December 31, 1997, the Fund had Notes outstanding of $98,441,884.

(7) INVESTMENT TRANSACTIONS:

  For the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term securities) were $4,917,650,201 and $4,845,207,058, respectively. For federal income tax purposes, at December 31, 1997, the gross unrealized depreciation on investments was $7,487,212 and gross unrealized appreciation was $339,623,348. The cost of investments for financial reporting and Federal income tax purposes was $2,189,835,785 and $2,196,047,475, respectively.

  The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At December 31, 1997, the fund had loaned portfolio securities with a market value of $288,984,020 to a broker/dealer and money market instruments with a market value of $308,357,822 were held in the Fund's account at the broker/dealer as collateral.

            FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

  The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

                                       FOR THE YEAR ENDED DECEMBER 31
                           -----------------------------------------------------------
                              1997        1996        1995        1994         1993
                           ----------  ----------  ----------  ----------   ----------
Net asset value:
 Beginning of year.......      $ 8.44     $  8.85      $ 7.23      $ 9.65       $ 9.67
                           ----------  ----------  ----------  ----------   ----------
Net investment income....        0.85        0.84        0.85        0.82         0.81
Net realized gain (loss)
and change in unrealized
appreciation/depreciation
on investments...........        1.46     (  0.41)       1.62     (  2.42)         .09
                           ----------  ----------  ----------  ----------   ----------
Total from investment
operations...............        2.31        0.43        2.47     (  1.60)        0.90
Dividends on preferred
stock from net investment
income...................     (  0.10)    (  0.10)    (  0.12)    (  0.10)     (  0.08)
Dividends on common stock
from net investment
income...................     (  0.75)    (  0.74)    (  0.73)    (  0.72)     (  0.74)
Dividends on common stock
from net realized capital
gains....................     (  0.00)    (  0.00)    (  0.00)    (  0.00)     (  0.10)
                           ----------  ----------  ----------  ----------   ----------
Total distributions......     (  0.85)    (  0.84)    (  0.85)    (  0.82)     (  0.92)
Net asset value:
 End of year.............      $ 9.90      $ 8.44      $ 8.85      $ 7.23       $ 9.65
                           ==========  ==========  ==========  ==========   ==========
Per share market value:
 End of year.............      $10.13       $8.625     $ 9.00      $ 7.88       $10.50
Ratio of expenses to
average net assets.......        1.13%       1.18%       1.23%       1.18%        1.04%
Total investment return..       27.69%       4.68%      24.77%    ( 18.04%)       8.43%
Ratio of net investment
income to average net
assets...................        7.68%       7.79%       8.13%       7.66%        6.09%
Portfolio turnover rate..      213.57%     226.21%     188.28%     129.56%       56.11%
Average commission rate
paid per share...........     $0.0224     $0.0232          **          **           **
Net assets, end of year
(000s omitted)...........  $2,510,035  $2,186,443  $2,239,331  $1,896,090   $2,017,833

--------
**Not required for periods beginning before September 1, 1995

BOARD OF DIRECTORS

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

ROBERT J. DAY

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

BERYL W. SPRINKEL

OFFICERS

CLAIRE V. HANSEN, CFA
Chairman

CALVIN J. PEDERSEN, CFA
President and Chief Executive  Officer

RICHARD J. SPLETZER, CFA, CIC
Executive Vice President and  Chief Investment Officer

NATHAN I. PARTAIN
Senior Vice President and
Chief Investment Officer

T. BROOKS BEITTEL
Senior Vice President, Secretary and Treasurer

JOSEPH C. CURRY, JR.
Vice President

MICHAEL SCHATT
Vice President

DIANNA P. WENGLER
Assistant Secretary

DUFF & PHELPS
UTILITIES INCOME INC.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(800) 680-4367
(312) 368-5510

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(502) 588-8400

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
1-800-432-8224

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.




LOGO
ANNUAL REPORT

DECEMBER 31, 1997